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Exhibit 10.43.1

        FIRST AMENDMENT AND WAIVER, dated as of June 12, 2002 (this "Waiver and Amendment"), to the INTERIM CREDIT AGREEMENT, dated as of March 11, 2002 among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP Management") and APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT") (AIMCO, NHP Management and the REIT are collectively referred to herein as "Borrowers"), LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "Administrative Agent"), as Syndication Agent and as a Lender, each lender from time to time party thereto and LEHMAN BROTHERS INC., as Sole Lead Arranger and Bookrunner (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement").

W I T N E S S E T H:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrowers;

        WHEREAS, the REIT has issued and sold 8,000,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock") to Morgan Stanley with an option to purchase an additional 1,200,000 shares of Common Stock, with the Net Issuance Proceeds expected to be approximately $369,000,000 (the "Common Stock Sale"), and, pursuant to the Prospectus Supplement dated as of May 30, 2002, the REIT intends to apply Net Issuance Proceeds of such Common Stock Sale to be applied to prepay the Loans in an amount equal to approximately $98,000,000; and the Borrowers propose to apply the Net Issuance Proceeds to prepay the Loans to such extent;

        WHEREAS, the Borrowers in connection with the refinancing and remarketing of approximately $124,000,000 of bonds (the "Bonds") secured by the Property commonly known as "Warner Center" propose to enter into an eleven day secured loan arrangement, which involves Indebtedness that is Recourse to the Borrowers, Guarantors or their respective Subsidiaries in an estimated amount of $124,000,000 (the "Warner Center Temporary Financing") pursuant to a Term Sheet dated May 30, 2002 from RED Capital Group to AIMCO;

        WHEREAS, in connection with such transactions described above, the Borrowers have requested that the Lenders (i) waive clause (i) of Section 2.03(c) of the Credit Agreement which requires that the Borrowers apply 100% of Net Issuance Proceeds to prepay the Loans no later than on the fifth Business Day after receipt of such funds, (ii) waive Section 7.01(d) of the Credit Agreement which would restrict the Borrowers' ability to incur all or a portion of the Warner Center Temporary Financing and (iii) amend the Credit Agreement to reduce the Applicable Margin; and

        WHEREAS, the Lenders have agreed to waive the requirements of such Sections and amend the Credit Agreement to reduce the Applicable Margin solely upon the terms and conditions provided for in this Waiver and Amendment;

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        2.     Waiver. (a) The Lenders hereby waive compliance with clause (i) of Section 2.03(c) of the Credit Agreement requiring the Borrowers to prepay the Loans with 100% of the Net Issuance Proceeds from the Common Stock Sale to the extent required to permit the Borrowers to comply with the terms of the Common Stock Sale; provided, that the Borrowers shall apply the Net Issuance Proceeds to reduce the aggregate amount of principal outstanding on the Loans to $150,000,000 pursuant to Section 2.03(c).

        (b)   The Lenders hereby waive compliance with Section 7.01(d) of the Credit Agreement solely to the extent required to permit the Warner Center Temporary Financing to occur, to the extent the

Warner Center Temporary Financing causes or will cause Indebtedness of the Borrowers, the Guarantors or their Subsidiaries which is Recourse to the Borrowers, the Guarantors or any of their Subsidiaries to exceed the maximum amount permitted under Section 7.01(d) of the Credit Agreement; provided that (i) Fannie Mae has agreed to provide credit enhancements with respect to the Bonds on or prior to the Waiver Effective Date pursuant to documentation reasonably acceptable to the Administrative Agent and such credit enhancement is deposited in escrow on or prior to June 20, 2002, (ii) the Borrowers shall use the proceeds from the Warner Center Temporary Financing to refinance the Bonds, (iii) on or prior to July 31, 2002, (x) the Warner Center Temporary Financing shall be repaid and (y) the Borrowers shall provide evidence to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrowers and their respective Subsidiaries are in full compliance with Section 7.01(d) of the Credit Agreement on such date and (iv) on and after July 31, 2002 the Borrowers shall not and shall not permit any of their respective Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Indebtedness in excess of the amounts permitted under Section 7.01(d) of the Credit Agreement.

        3.     Amendment to Section 1.01 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" and inserting the following new definition in appropriate alphabetical order:

          "Applicable Margin" means, with respect to Base Rate Loans, 1.55% per annum, and with respect to Offshore Rate Loans, 2.55% per annum, provided that in each case, if at any time (i) any credit rating of either AIMCO's or the REIT's obligations under their respective senior unsecured debt or either AIMCO's or the REIT's corporate credit rating is downgraded from its current level on the Closing Date as set forth on Schedule 1.01F by either Moody's or S&P or (ii) the credit rating of this Agreement, if rated, is downgraded from its initial rating by either Moody's or S&P, the Applicable Margin for Base Rate Loans shall be 1.80% per annum and the Applicable Margin for Offshore Rate Loans shall be 2.80% per annum for the period beginning on the effective date of such downgrade until the date such rating is at least the level in effect on the Closing Date or such initial rating, as the case may be.

        4.     Conditions to Effectiveness. This Waiver and Amendment shall become effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Waiver Effective Date"):

          (a)   Each Borrower shall have delivered to the Administrative Agent a certificate by a Responsible Officer of each Borrower (an "Officer's Certificate"), in form and substance satisfactory to Administrative Agent, dated a recent date prior to the Waiver Effective Date, certifying that (A) there has been no change in any of the Borrower Parties' Organization Documents from the date of the Credit Agreement, (B) the resolutions attached thereto approving and authorizing the execution, delivery, and performance of this Waiver and Amendment are in full force and effect without modification or amendment, and (C) the representations and warranties in Section V of the Credit Agreement are true, correct and complete in all material respects on and as of the Waiver Effective Date (both before and after giving effect to this Waiver and Amendment) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Borrowers and the other Loan Parties shall have performed in all material respects all agreements and satisfied all conditions which this Waiver and Amendment, the Credit Agreement as amended by this Waiver and Amendment, and the other Loan Documents provide shall be performed or satisfied by Borrowers and their Subsidiaries on or before the Waiver Effective Date except as otherwise disclosed to and agreed to in writing by Administrative Agent.

          (b)   The Administrative Agent shall have received five counterparts hereof duly executed and delivered by each Borrower.

          (c)   The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), (i) with respect to Section 2 of this Waiver and Amendment, from each of the Supermajority Lenders and (ii) with respect to Section 3 of this Waiver and Amendment, from each Lender.

          (d)   The Administrative Agent shall have received an executed Acknowledgment and Consent, in the form of Exhibit B-1, B-2 or B-3, as applicable, from each Guarantor and each Pledgor other than the Borrowers.

          (e)   On or before the Waiver Effective Date, the Administrative Agent shall have received evidence satisfactory to it that the lenders under Revolving Credit Agreement have waived for a period of time of not less than 30 days any negative covenant contained therein which restricts the amount of Indebtedness of the Borrowers, the Guarantors and their Subsidiaries which is Recourse to the Borrowers, the Guarantors or any of their Subsidiaires.

          (f)    On or before the Waiver Effective Date, all corporate and other proceedings taken or to be taken in connection with this Waiver and Amendment and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

        5.     Representations and Warranties. Each of the Borrowers hereby represents and warrants to Administrative Agent and each Lender that (before and after giving effect to this Waiver and Amendment):

          (a)   Each Borrower has all requisite corporate or other entity power and authority to enter into this Waiver and Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Waiver and Amendment (the "Amended Agreement") and each Loan Document. Each Guarantor and each Pledgor has all requisite corporate or other entity power and authority to enter into the Acknowledgement and Consent, in the form of Exhibit B-1, B-2 or B-3, as applicable, and to carry out the transactions contemplated by, and perform its obligations under each Loan Document to which it is a party.

          (b)   The execution and delivery of this Waiver and Amendment and of each Acknowledgement and Consent and the performance of the Amended Agreement and of each other Loan Document have been duly authorized by all necessary corporate or other entity action on the part of each Borrower Party that is a party thereto.

          (c)   The execution, delivery, and performance by each Borrower of this Waiver and Amendment and of the Amended Agreement and by each Pledgor and Guarantor of each Acknowledgement and Consent to which it is a party and compliance with the provisions thereof do not and will not (i) violate or conflict with, or result in a breach of, or require any consent under (A) any Organization Documents of such Borrower Party or any of its Subsidiaries, (B) any applicable material Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (C) any Contractual Obligation of such Borrower Party or any of its Subsidiaries or by which any of them or any of their property is bound or subject, or (ii) constitute a default under any such agreement or instrument, or (iii) result in, or require, the creation or imposition of any Lien on any of the Properties of such Borrower Party or any of its Subsidiaries, except, in each case under this clause (c), as provided in Section 5.03 of the Credit Agreement.

          (d)   The execution, delivery and performance by each Borrower Party of this Waiver and Amendment and of the Amended Agreement and by each Pledgor and Guarantor of each Acknowledgment and Consent to which it is a party do not and will not require any authorization of a Governmental Authority (other than any authorizations of a Governmental Authority obtained on or before the Waiver Effective Date and disclosed in writing to the Lenders).

          (e)   This Waiver and Amendment and each Acknowledgment and Consent has been duly executed and delivered by each Borrower Party party thereto and this Waiver and Amendment and each Acknowledgment and Consent are the legally valid and binding obligations of such Borrower Parties party thereto, enforceable against such Borrower Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f)    The representations and warranties in Section V of the Credit Agreement are true, correct and complete in all material respects on and as of the Waiver Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, were true, correct and complete in all material respects on and as of such earlier date).

          (g)   Borrowers and the other Borrower Parties have performed in all material respects all agreements and satisfied all conditions which this Waiver and Amendment, the Credit Agreement and the other Loan Documents provide shall be performed or satisfied by Borrowers or the other Borrower Parties on or before the Waiver Effective Date.

          (h)   No Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Waiver and Amendment.

        6.     Payment of Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Waiver and Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        7.     No Other Amendments or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendment and waivers contained herein shall not be construed as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers that would require the waiver or consent of the Administrative Agent or the Lenders.

        8.     GOVERNING LAW; Miscellaneous. (a) THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        (b)   On and after the Waiver Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        (c)   This Waiver and Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver and

Amendment, each Acknowledgment and Consent and the Lender Consent Letters signed by all the parties shall be lodged with the Borrowers and the Administrative Agent. This Waiver and Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

        (d)   The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, INC.
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
NHP MANAGEMENT COMPANY
By:	/s/ PATRICK FOYE Name: Patrick Foye Title: Executive Vice President
LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ MICHELE SWANSON Name: Michele Swanson Title: Authorized Signatory

EXHIBIT A

FORM OF LENDER CONSENT LETTER
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
NHP MANAGEMENT COMPANY
INTERIM CREDIT AGREEMENT
DATED AS OF MARCH 11, 2002

To:
Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue
Bank Loans—16th Floor
New York, New York 10019
Att: Diane Albanese

        June     , 2002

Ladies and Gentlemen:

        Reference is made to that certain Interim Credit Agreement dated as of March 11, 2002 among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP Management") and APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT") (AIMCO, NHP Management and the REIT are collectively referred to here in as "Borrowers"), LEHMAN COMMERCIAL PAPER INC., as Administration Agent (in such capacity, the "Administrative Agent"), as Syndication Agent and as a Lender, each lender from time to time party thereto and LEHMAN BROTHERS INC., as Sole Lead Arranger and Bookrunner (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement;" the terms defined therein being used herein as therein defined).

        The Borrowers have requested that the all Lenders consent to waive and amend the provisions of the Credit Agreement solely on the terms described in the First Amendment and Waiver, dated as of June 12, 2002, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the "Waiver and Amendment").

        Pursuant to Section 10.01 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Waiver and Amendment.

Very truly yours,
(NAME OF LENDER)
		By:	Name: Title:
Accepted and agreed:
LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ MICHELE SWANSON Name: Michele Swanson Title: Authorized Signatory

EXHIBIT B-1

ACKNOWLEDGMENT AND CONSENT

        Each of the undersigned parties to the Borrowers Pledge Agreement, dated as of March 11, 2002 (as amended, supplemented or otherwise modified from time to time, the "Borrowers Pledge Agreement"; defined terms used herein but not defined herein shall have the meanings given them in the Borrowers Pledge Agreement), made by the undersigned in favor of Lehman Commercial Paper Inc., as Administrative Agent, for the benefit of the Lenders, hereby acknowledges and agrees that:

          (e)   it has reviewed the terms and provisions of the Credit Agreement and the First Amendment and Waiver dated as of June 12, 2002 (the "Waiver and Amendment") to the Credit Agreement (the Credit Agreement, as amended by the Waiver and Amendment, the "Amended Agreement") and consents to the amendment of the Credit Agreement effected by the Waiver and Amendment;

          (f)    the Borrowers Pledge Agreement and all Collateral encumbered thereby will continue to secure to the fullest extent possible the payment and performance of all "Secured Obligations", including without limitation the payment and performance of all such "Secured Obligations" now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein;

          (g)   the Borrowers Pledge Agreement shall continue to be in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Waiver and Amendment;

          (h)   all representations and warranties contained in the Amended Agreement and the Borrower Pledge Agreement are true, correct and complete in all material respects on and as of the Waiver Effective Date (as defined in the Waiver and Amendment) to the same extent as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such date; and

          (i)    (i) notwithstanding the conditions to effectiveness set forth in the Waiver and Amendment, such undersigned party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to the Waiver and Amendment and (ii) nothing in the Credit Agreement, the Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such undersigned party to any future amendments to the Credit Agreement.

        This Acknowledgement and Consent may be executed by one or more of the parties to this Acknowledgement and Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the 12th day of June, 2002.

AIMCO/BETHESDA HOLDINGS, INC., AIMCO-GP, INC. AIMCO INVESTMENT SERVICES, INC., and AIMCO LA QRS, INC., each a Delaware corporation
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
AIMCO GP LA, L.P., a Delaware limited partnership
By:	AIMCO-GP, INC., a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
AIMCO LP LA, L.P., a Delaware limited partnership
By:	AIMCO LA QRS, INC., a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
CASDEN PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:	AIMCO GP LA, L.P., a Delaware limited partnership
Its:	General Partner
By:	AIMCO-GP, INC., a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President

AIC REIT PROPERTIES LLC, a Delaware limited liability company
By:	AIMCO PROPERTIES, L.P., a Delaware limited partnership
Its:	Managing Member
By:	AIMCO-GP, INC., a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President

EXHIBIT B-2

ACKNOWLEDGMENT AND CONSENT

        Each of the undersigned parties to the Payment Guaranty (Casden Guarantors), dated as of March 11, 2002 (as amended, supplemented or otherwise modified from time to time, the "Payment Guaranty (Casden)"; defined terms used herein but not defined herein shall have the meanings given them in the Payment Guaranty (Casden)), made by the undersigned in favor of Lehman Commercial Paper Inc., as Administrative Agent, and the Lenders, hereby acknowledges and agrees that:

          (j)    it has reviewed the terms and provisions of the Credit Agreement and the First Amendment and Waiver dated as of June 12, 2002 (the "Waiver and Amendment") to the Credit Agreement (the Credit Agreement, as amended by the Waiver and Amendment, the "Amended Agreement") and consents to the amendment of the Credit Agreement effected by the Waiver and Amendment;

          (k)   the Payment Guaranty (Casden) will continue to guaranty to the fullest extent possible the payment and performance of all the obligations guaranteed by the Payment Guaranty (Casden), including without limitation the payment and performance of all such obligations now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein;

          (l)    the Payment Guaranty (Casden) shall continue to be in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Waiver and Amendment;

          (m)  all representations and warranties contained in the Amended Agreement and the Payment Guaranty (Casden) are true, correct and complete in all material respects on and as of the Waiver Effective Date (as defined in the Waiver and Amendment) to the same extent as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such date; and

          (n)   (i) notwithstanding the conditions to effectiveness set forth in the Waiver and Amendment, such undersigned party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to the Waiver and Amendment and (ii) nothing in the Credit Agreement, the Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such undersigned party to any future amendments to the Credit Agreement.

        This Acknowledgement and Consent may be executed by one or more of the parties to this Acknowledgement and Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the 12th day of June, 2002.

AIMCO LA QRS, INC.
HAPI MANAGEMENT, INC.
MAYER MANAGEMENT, INC.
MAYER PROPERTY SERVICES, INC.
AIMCO PARK LA BREA INC.
CASDEN BROADCAST CENTER QRS INC.
CASDEN CANYON TERRACE QRS INC.
CASDEN CREEKSIDE QRS INC.
CASDEN CRESCENT GARDENS QRS INC.
CASDEN INDIAN OAKS QRS INC.
CASDEN LAKES QRS INC.
CASDEN MALIBU CANYON QRS INC.
CASDEN HILLCRESTE QRS INC.
CASDEN TOPANGA QRS INC.
CASDEN CENTINELA QRS INC.
CASDEN PROPERTIES QRS II INC.
CASDEN PROPERTIES QRS III INC.
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
AIMCO GP LA, L.P.
By:	AIMCO-GP, INC. a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
AIMCO LP LA, L.P.
By:	AIMCO LA QRS, INC. a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President

CASDEN PROPERTIES OPERATING PARTNERSHIP, L.P.
By:	AIMCO GP LA, L.P. a Delaware limited partnership
Its:	General Partner
By:	AIMCO-GP, INC. a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President
AIC REIT PROPERTIES LLC
By:	AIMCO PROPERTIES, L.P. a Delaware limited partnership
Its:	Managing Member
By:	AIMCO-GP, Inc. a Delaware corporation
Its:	General Partner
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President

EXHIBIT B-3

ACKNOWLEDGMENT AND CONSENT

        Each of the undersigned parties to the Payment Guaranty (Non-Casden Guarantors), dated as of March 11, 2002 (as amended, supplemented or otherwise modified from time to time, the "Payment Guaranty (Non-Casden)"; defined terms used herein but not defined herein shall have the meanings given them in the Payment Guaranty (Non-Casden)), made by the undersigned in favor of Lehman Commercial Paper Inc., as Administrative Agent, and the Lenders, hereby acknowledges and agrees that:

          (a)   it has reviewed the terms and provisions of the Credit Agreement and the First Amendment and Waiver dated as of June 12, 2002 (the "Waiver and Amendment") to the Credit Agreement (the Credit Agreement, as amended by the Waiver and Amendment, the "Amended Agreement") and consents to the amendment of the Credit Agreement effected by the Waiver and Amendment;

          (b)   the Payment Guaranty (Non-Casden) will continue to guaranty to the fullest extent possible the payment and performance of all the obligations guaranteed by the Payment Guaranty (Non-Casden), including without limitation the payment and performance of all such obligations now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein;

          (c)   the Payment Guaranty (Non-Casden) shall continue to be in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Waiver and Amendment;

          (d)   all representations and warranties contained in the Amended Agreement and the Payment Guaranty (Non-Casden) are true, correct and complete in all material respects on and as of the Waiver Effective Date (as defined in the Waiver and Amendment) to the same extent as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such date; and

          (e)   (i) notwithstanding the conditions to effectiveness set forth in the Waiver and Amendment, such undersigned party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to the Waiver and Amendment and (ii) nothing in the Credit Agreement, the Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such undersigned party to any future amendments to the Credit Agreement.

        This Acknowledgement and Consent may be executed by one or more of the parties to this Acknowledgement and Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the 12th day of June, 2002.

AIMCO/BETHESDA HOLDINGS, INC.
AIMCO/BETHESDA HOLDINGS ACQUISITIONS, INC.
AIMCO/BETHESDA HOLDINGS ACQUISITIONS II, Inc.
AIMCO/NHP HOLDINGS, INC.
AIMCO/NHP PROPERTIES INC.
NHP A&R SERVICES, INC.
OXFORD HOLDING CORPORATION
OXFORD REALTY FINANCIAL GROUP, INC.
By:	/s/ PETER K. KOMPANIEZ Name: Peter K. Kompaniez Title: President

AIMCO/COLONEL I, L.P.,
AIMCO/BETHESDA GP, L.L.C.
AIMCO/BETHESDA EMPLOYEE, L.L.C.
AIMCO/BETHESDA II, LLC
AIMCO/AKRON ONE, L.L.C.
AIMCO/ALLENTOWN, L.L.C.
AIMCO/ALLVIEW, L.L.C.
AIMCO/APOLLO, L.L.C.
AIMCO/AUGUSTA, L.L.C.
AIMCO/BEACH, L.L.C.
AIMCO/BEVILLE, L.L.C.
AIMCO/BRANDERMILL, L.L.C.
AIMCO/BRANDON, L.L.C.
AIMCO/CASSELBERRY, L.L.C.
AIMCO/CHARLESTON, L.L.C.
AIMCO/CHICKASAW, L.L.C.
AIMCO/CHIMNEYTOP, L.L.C.
AIMCO/FARMINGDALE, L.L.C.
AIMCO/FOX VALLEY, L.L.C.
AIMCO/GREENSBORO, L.L.C.
AIMCO/GREENVILLE, L.L.C.
AIMCO/KETTERING, L.L.C.
AIMCO/KINGS, L.L.C.
AIMCO/KIRKMAN, L.L.C.
AIMCO/LAKE RIDGE, L.L.C.
AIMCO/LAKERIDGE CALIFORNIA, L.L.C.
AIMCO/LANTANA, L.L.C.
AIMCO/LAUREL, L.L.C.
AIMCO/LEXINGTON, L.L.C.
AIMCO/MIDDLETOWN, L.L.C.

AIMCO/NASHUA, L.L.C.
AIMCO/NEWPORT, L.L.C.
AIMCO/NORTH WOODS, L.L.C.
AIMCO/OCALA, L.L.C.
AIMCO/PALM AIRE, L.L.C.
AIMCO/PALM BEACH, L.L.C.
AIMCO/PINELLAS, L.L.C.
AIMCO/RUNAWAY BAY, L.L.C.
AIMCO/SALEM, L.L.C.
AIMCO/SAN BRUNO, L.L.C.
AIMCO/SCHAUMBURG, L.L.C.
AIMCO/SOUTHRIDGE, L.L.C. AIMCO/SPARTANBURG, L.L.C. AIMCO/TIDEWATER, L.L.C. AIMCO/TRAVIS ONE, L.P. AIMCO/WESTRIDGE, L.L.C. AIMCO/BETHESDA WILLIAMSBURG, L.L.C.
By:	AIMCO Properties L.P.,
Its	Managing Member
By:	AIMCO GP LA, LP,
Its	General Partner
By:	AIMCO-GP, Inc.,
Its	General Partner
By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President

AIMCO ANCHORAGE, L.P.
AIMCO BAY CLUB, L.P.
AIMCO BRIDGEWATER, L.P.
AIMCO COPPERFIELD, L.P.
AIMCO CROWS NEST, L.P.
AIMCO GROUP, L.P.
AIMCO HAMPTON HILL, L.P.
AIMCO HASTINGS PLACE, L.P.
AIMCO LT, L.P.
AIMCO OAK FALLS, L.P.
AIMCO PARK AT CEDAR LAWN, L.P.
AIMCO PEPPERMILL PLACE, L.P.
AIMCO RECOVERY FUND, L.P.
AIMCO SEASIDE POINT, L.P.
AIMCO SIGNATURE POINT, L.P.
AIMCO STIRLING COURT, L.P.
AIMCO SUNBURY, L.P.
AIMCO TOWNSHIP AT HIGHLANDS, L.P.
AIMCO UT, L.P.
AIMCO WEST TRAILS, L.P.
By:	AIMCO HOLDINGS, L.P., as their general partner
	By:	AIMCO Holdings QRS, Inc., its general partner
		By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AIMCO BAY CLUB II, L.P.
By:	AIMCO Bay Club, L.P., its general partner
	By:	AIMCO Holdings, L.P., as their general partner
		By:	AIMCO Holdings QRS, Inc., its general partner
		By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President

AIMCO HOLDINGS, L.P.
By:	AIMCO Holdings QRS, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AMBASSADOR CRM FLORIDA PARTNERS, L.P.
By:	Ambassador Florida Partners Limited Partnership, as its general partner
	By:	Ambassador Florida Partners, Inc., as its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AMBASSADOR I, L.P.
By:	Ambassador I, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AMBASSADOR II, L.P.
By:	Ambassador II, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AMBASSADOR VIII, L.P.
By:	Ambassador VIII, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President

AMBASSADOR IX, L.P.
By:	Ambassador IX, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AMBASSADOR APARTMENTS, L.P.
By:	AIMCO Properties, L.P., as its general partner
	By:	AIMCO-GP, Inc., its general partner
		By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
AMBASSADOR X, L.P.
By:	Ambassador X, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
WILLIAMSBURG LIMITED PARTNERSHIP
By:	Ambassador IX, L.P., its general partner
	By:	Ambassador IX, Inc., its general partner
		By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President
NHP/CONGRESS MANAGEMENT L.P.
By:	NHP-HG Six, Inc., its general partner
	By:	/s/ PATRICK FOYE Patrick Foye Executive Vice President

NPI-AP MANAGEMENT, L.P.
By:	NPI Property Management Corporation, its general partner
	By:	/s/ PATRICK FOYE Patrick Foye Executive Vice President
PROPERTY ASSET MANAGEMENT SERVICES-CALIFORNIA, LLC
By:	Property Asset Management Services, L.L.C., its Sole Member
	By:	NHP Management Company, its Sole Member
		By:	/s/ PATRICK FOYE Patrick Foye Executive Vice President
PROPERTY ASSET MANAGEMENT SERVICES, L.L.C.
By:	NHP Management Company, as its Sole Member
	By:	/s/ PATRICK FOYE Patrick Foye Executive Vice President
AIMCO RESIDENTIAL GROUP, L.P.
By:	NHP Management Company, its general partner
	By:	/s/ PATRICK FOYE Patrick Foye Executive Vice President
AIMCO IPLP, L.P.
By:	AIMCO/IPT, Inc., its general partner
	By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President

AIMCO CALHOUN, INC.
AIMCO COLORADO RESIDENTIAL GROUP, INC.
AIMCO INVESTMENT SERVICES, INC.
AIMCO HOLDINGS QRS, INC.
AIMCO LJ TUCSON, INC.
AIMCO PROPERTIES FINANCE CORP.
AIMCO/BRANT ROCK, INC.
AIMCO/BEACON HILL, INC.
AIMCO/BLOSSOMTREE, INC.
AIMCO/COLONNADE, INC.
AIMCO/FOOTHILLS, INC.
AIMCO/FOXTREE, INC.
AIMCO/FREEDOM PLACE, INC.
AIMCO/GROVETREE, INC.
AIMCO/HIDDENTREE, INC.
AIMCO/IPT, INC.
AIMCO/ISLANDTREE, INC.
AIMCO/OLMOS, INC.
AIMCO/ORCHIDTREE, INC.
AIMCO/OTC QRS, INC.
AIMCO/PINE CREEK, INC.
AIMCO/POLO PARK, INC.
AIMCO/QUAILTREE, INC.
AIMCO/RIVERCREST, INC.
AIMCO/SAND CASTLES, INC.
AIMCO/SAND PEBBLE, INC.
AIMCO/SHADETREE, INC.
AIMCO/SHADOW LAKE, INC.
AIMCO/SILKTREE, INC.
AIMCO/SURREY OAKS, INC.
AIMCO/TALL TIMBERS, INC.
AIMCO/THE HILLS, INC.
AIMCO/TIMBERTREE, INC.
AIMCO/WICKERTREE, INC.
AIMCO/WILDFLOWER, INC.
AIMCO/WINDSOR LANDING, INC.
AIMCO/WOODHOLLOW, INC.
AIMCO/WYDEWOOD, INC.
AIMCO/YORKTREE, INC.
AIMCO-LP, INC.
AIMCO-GP, INC.
AMBASSADOR I, INC.
AMBASSADOR II, INC.
AMBASSADOR IV, INC.

AMBASSADOR V, INC.
AMBASSADOR VIII, INC.
AMBASSADOR TEXAS, INC.
AMBASSADOR X, INC.
AMBASSADOR XI, INC.
AMBASSADOR FLORIDA PARTNERS INC.
ANGELES REALTY CORPORATION II
NHP MULTI-FAMILY CAPITAL CORPORATION
A.J. TWO, INC.
AIMCO EQUITY SERVICES, INC.
NHP-HDV TEN, INC.
NHP-HDV FOURTEEN, INC.
NHP-HDV 20, INC.
BROAD STREET MANAGEMENT, INC.
DBL PROPERTIES CORPORATION
SF GENERAL, INC.
CPF XIV/ST. CHARLESTON, INC.
CPF XIV/TORREY PINES, INC.
CPF XIV/SUN RIVER, INC.
CPF XV/LAKESIDE PLACE, INC.
CONCAP EQUITIES, INC.
CONCAP HOLDINGS, INC.
PRA, INC.
NATIONAL PROPERTY INVESTORS, INC.
By:	/s/ PETER K. KOMPANIEZ Peter K. Kompaniez President

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  Exhibit 10.43.1